Exhibit 10.3(b)

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

December 2, 2016

Massachusetts Institute of Technology
Technology Licensing Office, Rm NE18-501
255 Main Street
Cambridge, MA 02142-1601
Attention: Director

RE:    Letter Agreement Regarding Payment of Milestones Achieved by Spark Sublicensees

Dear Sir or Madam:

This letter agreement (“Letter Agreement”) confirms the understanding between the Massachusetts Institute of Technology (“M.I.T.”) and Selecta Biosciences, Inc. (“Selecta”) with respect to certain additional payments to be made by Selecta to M.I.T. in consideration for M.I.T. entering that certain letter agreement by and among M.I.T., Selecta and Spark Therapeutics, Inc. (“Spark”) dated as of the date hereof (“3-Way Letter Agreement”) related to that certain Exclusive Patent License Agreement between M.I.T. and Selecta dated as of November 25, 2008, as may be amended pursuant to its terms (“M.I.T. Agreement”) and that certain License and Option Agreement between Selecta and Spark dated as of the date hereof (“Spark Agreement”). Selecta and M.I.T. are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Any capitalized terms not defined in this Letter Agreement shall have the meaning set forth in the Spark Agreement.

1.Material Sublicense.

a.
A “Material Sublicense” shall include any sublicense by Spark of Spark’s rights under the MIT Patents to any of its Affiliates or other Person with respect to a Target made during the TERM (as such term is defined in the M.I.T. Agreement) under which Spark is entitled to receive: (a) upfront payments and research and development milestone payments that are in the aggregate (i) greater than or equal to $[***] if such Target is related to a Very Rare Indication, (ii) greater than or equal to $[***] if such Target is related to a Rare Indication or (iii) greater than or equal to $[***] if such Target is related to neither a Very Rare Indication nor a Rare Indication; (b) royalties on Net Sales of Licensed Products that are greater than or equal to [***]% of such Net Sales; or (c) commercial milestone payments that are in the aggregate greater than $[***]. For clarity, any acquisition of Spark

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

(by merger, sale of stock, sales of assets or otherwise) or any sale of substantially all of Spark’s assets to which this Letter Agreement and the Spark Agreement relate shall not be a Material Sublicense.

b.
If Spark grants more than one sublicense of Spark’s rights under the MIT Patents with respect to a Target during the TERM (as such term is defined in the M.I.T. Agreement), then the payments possible to Spark under all such sublicenses with respect to such Target shall be aggregated for the purposes of the criteria set forth in (a), (b) and (c) in Section 1.a above, and if any such criteria is met, all such sublicenses shall be deemed Material Sublicenses.

c.	Any Affiliate or Person receiving a sublicense from Spark under a Material Sublicense shall be a “Material Sublicensee.”

2.    Payment of Milestones Achieved by Material Sublicensees.

a.
On a Target-by-Target basis, Selecta will pay M.I.T. the milestone payments set forth in Section 4.1(d) of the M.I.T. Agreement, subject to reduction in accordance with Section 2.c, upon achievement of the applicable milestone event set forth in Section 4.1(d) of the M.I.T. Agreement with respect to a LICENSED PRODUCT (as defined in the M.I.T. Agreement) directed to the applicable Target by a Material Sublicensee (“Spark Sublicensee Milestone Payments”). Each such Spark Sublicensee Milestone Payment [***]. Selecta will make such Spark Sublicensee Milestone Payments within [***] after achievement of the applicable milestone event by a Material Sublicensee.

b.
Within [***] after the effective date of the first Material Sublicense for a Target, Selecta will pay M.I.T. the Spark Sublicensee Milestone Payments for the applicable milestone events set forth in Section 4.1(d) of the M.I.T. Agreement achieved with respect to a LICENSED PRODUCT (as defined in the M.I.T. Agreement) directed to such Target by Spark prior to the effective date of such Material Sublicense. Thereafter, Selecta will pay the Spark Sublicensee Milestone Payments for milestone events achieved by the applicable Material Sublicensee in accordance with Section 2.a.

c.
For each Target related to a Very Rare Indication, the milestone payments payable under Sections 2.a and 2.b will be [***]% of the amount set forth in Section 4.1(d) of the M.I.T. Agreement. For each Target related to a Rare Indication, the milestone payments payable under Sections 2.a and 2.b will be [***]% of the amount set forth in Section 4.1(d) of the M.I.T. Agreement.

d.	All payments made under this Section 2 will be made in accordance with Section 4.2 of the M.I.T. Agreement which is incorporated herein by reference.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

e.	Selecta’s obligations under this Section 2 will survive the termination of the M.I.T. Agreement.

3.    Payment of Milestones and Sublicense Income under the M.I.T. Agreement. For the avoidance of doubt, the payment of Spark Sublicensee Milestone Payments shall be in addition to the one time milestone payments set forth in Section 4.1(d) of the M.I.T. Agreement. If a milestone event is achieved by a Material Sublicensee that would trigger milestone payments under both Section 4.1(d) of the M.I.T. Agreement and Section 2.a, Selecta will make both milestone payments. In addition if a milestone event is achieved by a Material Sublicensee that would trigger a milestone payment under Section 2.a and SUBLICENSE INCOME sharing under Section 4.1(e) of the M.I.T. Agreement, Selecta will make both payments.

4.    Royalty Payments. For the avoidance of doubt and notwithstanding the difference between NET SALES (as defined in the M.I.T. Agreement) and Net Sales, Selecta will pay M.I.T. a running royalty of [***] of NET SALES (as defined in the M.I.T. Agreement) by Spark or its sublicensees in accordance with Section 4.1(c) of the M.I.T. Agreement.

5.    Assignment. Neither this Letter Agreement nor any interest herein may be assigned, in whole or in part, by M.I.T. without the prior written consent of Selecta. Any assignment in circumvention of the foregoing will be void. Selecta will have the right to assign this Letter Agreement only in connection with both (a) any assignment by Selecta of the M.I.T. Agreement as set forth in, and permitted by, Article 10 of the M.I.T. Agreement and (b) any assignment by Selecta of the Spark Agreement as permitted by the Spark Agreement. Subject to the foregoing, this Letter Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. Notwithstanding the foregoing, any third party to which this Letter Agreement and the obligations hereunder may be assigned pursuant to this Section 5 must agree, as a condition to such assignment, to be bound by the terms of this Letter Agreement.

6.    Notices. Any notice or request required or permitted to be given under or in connection with this Letter Agreement will specifically refer to this Letter Agreement, and will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

In the case of Selecta, to:
Selecta Biosciences, Inc.
480 Arsenal Street, Building One
Watertown, MA 02472
Attention: General Counsel
Facsimile No.: (617) 924-3454

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

In the case of M.I.T., to:
Massachusetts Institute of Technology
Technology Licensing Office, Rm NE18-501
255 Main Street
Cambridge, MA 02142-1601
Attention: Director
Facsimile: (617) 258-6790

or to such other address for such Party as it will have specified by like notice to the other Parties, provided that notices of a change of address will be effective only upon actual receipt thereof. All notices under this Letter Agreement will be deemed effective upon receipt.
7.No Waiver of Rights. Any waiver of any rights or failure to act in a specific instance will not operate or be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

8.Severability. In case any one or more of the provisions contained in this Letter Agreement will, for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability, will not affect any other provision of this Letter Agreement, and the Parties will negotiate in good faith to modify this Letter Agreement to preserve (to the extent possible) their original intent.

9.Counterparts. This Letter Agreement, or any part thereof requiring signing by the Parties, may be executed in separate counterparts, each of which will be an original as against any Party whose signature appears thereon but all of which together will constitute one and the same instrument. A facsimile transmission of the signed Letter Agreement, and those parts thereof requiring signing by the Parties, will be legal and binding on the Parties.

10.Amendments. No amendment or modification of or supplement to the terms of this Letter Agreement will be binding on a Party unless reduced to writing and signed by all Parties.

11.Entire Agreement. This Letter Agreement, the 3-Way Letter Agreement and the M.I.T. Agreement set forth the entire agreement among the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties as to the subject matter hereof. As between the Parties, in the event of any conflict between the provisions of the M.I.T. Agreement and the Spark Agreement, the provisions of the M.I.T. Agreement shall govern. This Letter Agreement and all disputes arising out of or related to this Letter Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles.

[END OF PAGE. SIGNATURE PAGE FOLLOWS]

This Letter Agreement is signed below by authorized representatives of M.I.T. and Selecta respectively indicating the Parties’ acceptance of the terms and conditions of this Letter Agreement.
Selecta Biosciences, Inc.

/s/ Werner Cautreels
By:     Werner Cautreels
Title:     President and CEO

AGREED AND ACCEPTED:
Massachusetts Institute of Technology

/s/ Lesley Millar-Nicholson
By:     Lesley Millar-Nicholson
Title:     Director
    Technology Licensing Office

[Signature Page to Letter Agreement]